================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          CROWN RESOURCES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                          CROWN RESOURCES CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

  The Annual Meeting of the Shareholders of Crown Resources Corporation will be held at The World Trade Center, 1625 Broadway, Suite 580, Denver, Colorado, on Thursday, June 19, 1997, at 10:00 a.m., Mountain Daylight Time, for the following purposes:

  1. Election of Directors. To elect seven Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

  2. Appointment of Auditors. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 1997.

  3. Other Business. To transact such other business as may properly come before the meeting and all adjournments thereof.

  The stock transfer books of the Company will not be closed. The Board of Directors has fixed the close of business on April 21, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The approximate date of the mailing of this Proxy Statement and the enclosed form of proxy is April 24, 1997.

  Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares entitled to vote at the meeting be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors

                                          John A. Labate
                                          Secretary

April 22, 1997
Denver, Colorado

                                PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Crown Resources Corporation, a Washington corporation (the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held on Thursday, June 19, 1997, and any adjournment or postponement of such meeting. The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, at The World Trade Center, 1625 Broadway, Suite 580, Denver, Colorado.

  The principal office of the Company is located at 1675 Broadway, Suite 2400, Denver, Colorado, 80202.

  Proxies are solicited so that each shareholder may have an opportunity to vote. These proxies will enable shareholders to vote on all matters that are scheduled to come before the meeting. When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors of the Company (the "Board"). Means have been provided whereby a shareholder may withhold his vote for any Director. The proxy cards also confer discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of the Proxy Statement but may properly be presented for action at the meeting.

  You are asked to sign, date and return the accompanying proxy card regardless of whether or not you plan to attend the meeting. Any shareholder returning a proxy has the power to revoke it at any time before shares represented by the proxy are voted at the meeting. Any shares represented by an unrevoked proxy will be voted unless the shareholder attends the meeting and votes in person. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of the Company at or before the meeting.

  The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers and other employees of the Company in person or by telephone or other means of electronic communication. No additional compensation will be paid for such solicitation.

  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the Company's Common Stock and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

SHARES OUTSTANDING

  The holders of the Company's $.01 par value Common Stock (the "Common Stock"), at the close of business on April 21, 1997, are entitled to vote at the Annual Meeting. On the record date, April 21, 1997, there were outstanding 13,254,404 shares of Common Stock. Each share of Common Stock entitles its holder to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the meeting. Under Washington law and the Company's Articles of Incorporation, if a quorum is present at the meeting the seven nominees for election as Directors who receive the greatest number of votes cast for election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected Directors. Shares held by persons who abstain from voting on the election of Directors and broker nonvotes will not be counted in the election. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting on the proposal but broker nonvotes will not be counted for this purpose.

  The Company also has issued 1,000,000 shares of its Series A Nonconvertible Preferred Stock to a subsidiary of the Company. Although the terms of the Preferred Stock entitle its holder to vote as a shareholder of the Company, under Washington corporate law this stock may not be voted while it is held by a subsidiary of the Company.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information, as of April 9, 1997, with respect to the number of shares of Common Stock beneficially owned by each shareholder known by the Company to be the beneficial owner of more than 5% of the Common Stock, by all Directors, nominees for director, executive officers named in the Summary Compensation Table and all Directors, nominees for director and executive officers as a group. Except as noted below, each shareholder has sole voting and investment powers with respect to the shares shown. Unless otherwise indicated below, the address of each beneficial owner is 1675 Broadway, Suite 2400, Denver, Colorado 80202.

                                                                   PERCENT OF
NAME AND ADDRESS OF                          AMOUNT AND NATURE OF THE COMPANY'S
 BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP COMMON STOCK
-------------------                          -------------------- -------------
Invesco Funds Group (1).....................        960,000            7.2
  7800 East Union Ave., Suite 800
  Denver, CO 80237

United Services Advisors, Inc (1)...........        750,000            5.7
  5300 Woodway Park
  113300 Interstate Hwy. 10 West
  San Antonio, TX 78249-3340

Mark E. Jones, III (2)......................        330,566            2.4

Christopher E. Herald (3)...................        388,928            2.9

J. Michael Kenyon (4).......................         71,500            0.5

Rodney D. Knutson (5).......................         60,000            0.5

Linder G. Mundy (6).........................         50,150            0.4

Steven A. Webster (7).......................        137,357            1.0

David R. Williamson (8).....................         60,000            0.5

John A. Labate (9)..........................        153,700            1.1

All Directors, nominees for director and
executive officers as a group
 (10 persons) (3)(4)(10)....................      1,506,502           10.4

--------

(1) Based upon information supplied to the Company by the shareholder.

(2) Includes options to purchase 330,566 shares.

(3) Includes options to purchase 262,916 shares and 7,640 shares owned by Mr. Herald's spouse of which Mr. Herald disclaims beneficial ownership.

(4) Includes options to purchase 60,000 shares and 10,000 shares beneficially owned by Sutton Resources Inc., of which Mr. Kenyon is the President and a director and shareholder.

(5) Includes options to purchase 60,000 shares.

(6) Includes options to purchase 50,000 shares.

(7) Includes options to purchase 60,000 shares.

(8) Includes options to purchase 60,000 shares.

(9) Includes options to purchase 150,500 shares.

(10) Includes, in the aggregate, options to purchase 1,263,982 shares.

                             ELECTION OF DIRECTORS

  The Board currently consists of seven Directors. The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Unless the vote is withheld by the shareholder, the proxies solicited by the Board will be voted for the re-election of all the current Directors, who are:

  MARK E. JONES, III. Mr. Jones, age 57, has been a Director and the Chairman of the Board of the Company since it commenced operations in February 1989. He was Chief Executive Officer of the Company from February 1989 until July 1993. He was President of the Company from September 1989 to November 1990. Mr. Jones is also Chairman and Chief Executive Officer of Solitario Resources Corporation ("Solitario"), a 54.5%-owned subsidiary of the Company that is engaged in exploration and development of properties in Argentina and Peru. Mr. Jones also serves as Chairman of Star Resources Corporation, a diamond exploration company.

  CHRISTOPHER E. HERALD. Mr. Herald, age 43, has been a Director of the Company since April 1989. He has served as President of the Company since November 1990 and was Executive Vice President of the Company from January 1990 to November 1990. Mr. Herald also serves as President of Solitario.

  J. MICHAEL KENYON. Mr. Kenyon, age 47, has been a Director of the Company since it commenced operations. Mr. Kenyon serves as President, Chief Executive Officer and a director of Sutton Resources Ltd., a mineral exploration company based in Vancouver, British Columbia.

  RODNEY D. KNUTSON. Mr. Knutson, age 55, has been a Director of the Company since it commenced operations. He was a partner in the law firm of Knutson & Brightwell, P.C. from 1987 to 1992; and has been a partner in the law firm of Jones & Keller, P.C. since 1992.

  LINDER G. MUNDY. Mr. Mundy, age 69, has been a Director of the Company since it commenced operations. Since 1985, Mr. Mundy has been a private business consultant.

  STEVEN A. WEBSTER. Mr. Webster, age 45, has been a Director of the Company since it commenced operations. Mr. Webster serves as Chairman and CEO of Falcon Drilling Company, Inc. Since 1984, Mr. Webster has been managing partner of Cerrito Partners, an investment partnership and a general partner of Equipment Asset Recovery Fund, an investment fund that owns and operates a fleet of construction cranes. He is a director of DI Industries Inc., a land rig contractor, and of Camden Property Trust, a real estate investment trust.

  DAVID R. WILLIAMSON. Mr. Williamson, age 55, has been a Director of the Company since September 1989. In 1989 he founded David Williamson Associates Ltd., which undertakes research and consulting for the mining industry. He also serves as a director of Cornucopia Resources Ltd. and Asia Pacific Resources, both mining and exploration companies.

  It is intended that votes will be cast pursuant to the enclosed proxy for the election of Directors from the foregoing nominees. If any nominee shall not be a candidate for election as a Director at the meeting, it is intended that votes will be cast pursuant to the enclosed proxy for such substitute nominees as may be nominated by the existing Directors. No circumstances are presently known which would render any nominee named herein unavailable.

  Under the Company's Bylaws, shareholders seeking to nominate other candidates for election to the Board at the Annual Meeting must give written notice to the Corporate Secretary of the Company no less than sixty (60) nor more than ninety (90) days before the Annual Meeting. The notice must be accompanied by certain information as to the shareholder giving the notice and each proposed nominee, including information similar to that required under the federal proxy rules. If less than seventy (70) days' notice or prior public disclosure of the date of the scheduled meeting is given, notice by the shareholder must be given not later than the tenth day following the earlier of mailing of notice of the meeting or the date public disclosure of the meeting date was made. The Bylaws provide that no person shall be elected a Director of the Company unless nominated in accordance with the Bylaws. No Director nominations by shareholders for the 1997 Annual Meeting had been received by the Company prior to the date of this Proxy Statement.

DIRECTORS' COMPENSATION

  Directors who are not employees of the Company are reimbursed for their expenses incurred in attending Board meetings. Directors are eligible to receive options to purchase Common Stock granted under the Company's 1988 Stock Benefit Plan (the "1988 Plan") and non-qualified stock options under the 1991 Stock Incentive Plan (the "1991 Plan"). Under the 1988 Plan, the Board of Directors may (a) grant incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, to any employee of the Company or to any employee of any parent or subsidiary of the Company; (b) grant options other than incentive stock options (i.e. non-qualified stock options);
(c) grant stock appreciation rights or cash bonus rights; (d) award stock bonuses; and (e) grant stock purchase rights and sell stock subject to restrictions. The Board of Directors has reserved 1,500,000 shares of Common Stock for grants under the 1988 Plan.

  Generally, the terms and conditions of the 1991 Plan are similar to those of the 1988 Plan described above, except that members of the Board of Directors are eligible only to receive formula grants of non-qualified stock options. Each Director who is not an employee automatically receives an award of a non-qualified stock options covering 10,000 shares of Crown Common Stock on February 28 each year. All options granted to Directors under the 1991 Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and they are exercisable from and after the date of grant. All options, under both plans, terminate after five years from date of grant if not earlier exercised.

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES

  During the fiscal year ended December 31, 1996, there were three meetings of the Board. Each of the incumbent Directors attended at least 75% of the aggregate of the total number of meetings of the Board held while they served as a Director and the total number of meetings held by all committees of the Board on which they served, except for Rodney D. Knutson. All of the references to meetings exclude actions taken by written consent.

  The Board has an Audit Committee consisting of Mr. Herald and two non-employee Directors, Messrs. Mundy and Webster. The Audit Committee reviews the preparation and auditing of accounts of the Company; considers and recommends to the Board the engagement of independent certified public accountants for the ensuing year and the terms of such engagement; reviews the scope of the audit proposed by such accountants; implements and periodically reviews the performance of the independent accountants; and reviews the annual financial report to the Directors and shareholders of the Company. The Audit Committee met once during the fiscal year ended December 31, 1996.

  The Board also has a Compensation Committee consisting of non-employee Directors, Messrs. Kenyon, Knutson and Webster. The Compensation Committee is responsible for reviewing and approving executive compensation and administering the Company's stock option programs. The Compensation Committee met once during 1996.

  The Board does not have a nominating committee or other committee performing similar functions.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to officers, Directors and greater than 10% beneficial owners were complied with, except that one report, covering one transaction, was filed late by Mr. Linder Mundy.

                            EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

  Overview and Philosophy. The Compensation Committee of the Board (the "Compensation Committee") is composed entirely of three independent non-employee directors. The Compensation Committee is responsible for reviewing and approving executive compensation and administering the Company's stock option programs. Following review and approval by the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board for approval.

  The policy of the Compensation Committee in determining executive compensation is that such compensation should (i) reflect Company performance,
(ii) reward individual performance, (iii) align the interests of the executives with the long-term interests of the shareholders and (iv) assist the Company in attracting and retaining key executives critical to the long-term success of the Company.

  Executive Officer Compensation Program. The major elements of the executive compensation program during 1996 consisted principally of base salary, bonuses and the Company's stock option plans, which reward executives for delivering value to Crown shareholders as measured by increases in the Common Stock price.

  Base Salary. Base salaries of executive officers are established annually, at the beginning of each year. The Compensation Committee reviews the responsibilities, experience and performance of the executive officers, basing its approval of base salary levels and changes thereupon on these and other factors, including the competitive marketplace and the Company's budget considerations. Due to budget considerations, there were no salary increases granted to executive officers during 1996.

  Bonuses. Bonuses are granted to executive officers at the discretion of the Board. During 1996, bonuses were paid to certain U.S.-based salaried employees in amounts equal to 5% of annual base pay.

  Stock Option Plans. The shareholders have approved the Company's stock option plans. The Board granted stock options in fiscal 1996 to certain eligible employees including the Named Executive Officers pursuant to the 1988 Plan and the 1991 Plan. The objectives of both the 1988 Plan and the 1991 Plan are to align executive and shareholder long-term interests by creating a direct link between executive pay and shareholder return, as well as provide long-term incentives to the executive.

  Non-qualified stock options are granted under the 1991 Plan to nondirector executive officers at an option price not less than the average price for the five business days immediately preceding the date of grant. Such non-qualified stock options are 25% vested upon date of grant and vest an additional 25% each year so that they are 100% vested after three years. The Board grants such options annually.

  Executive officers who are also members of the Board are eligible only to receive formula grants of non-qualified stock options under the 1991 Plan. Such executive officers are entitled to receive automatically, on February 28 of each year, an award of stock options calculated by dividing the executive officer's annual base compensation rate on the grant date by three. All such options are granted at a price equal to the fair market value of the Company's Common Stock on the date of the grant.

  All options granted to executive officers terminate after five years from date of grant if not earlier exercised.

  401(k) Plan. In 1990 the Company adopted the Crown Resources Corporation 401(k) Plan ("401(k) Plan"), a defined-contribution plan covering all full-time employees, including the Named Executive Officers. The 401(k) Plan provides for Company matching, at the rate of 75%, of employee savings contributions up to 9% of annual compensation, subject to ERISA limitations. Company contributions are subject to vesting percentages of 25% after one year of vesting service, increasing annually by 25%, such that all amounts are fully vested after four years of vesting service. Plan participants may direct the investment of contributions in any of several different funds, including a government securities fund and various debt and equity funds.

  Compensation of the Chief Executive Officer. Mr. Jones' compensation for 1996 was based upon the established compensation policies described above. In establishing Mr. Jones' base salary, the Board evaluated the competitive standing of the Company as measured by criteria such as market capitalization, ounces of annual gold production, proven gold reserves, and stock performance. The Board also considered the duties, responsibilities and performance of Mr. Jones in his capacities with the Company and executive pay rates of peer group companies.

  Mr. Jones' 1996 cash compensation, paid at one-half of his regular salary base rate, continues to reflect his reduced involvement in day-to-day matters and the percentage agreed upon by the Board and Mr. Jones in 1993. Mr. Jones' salary arrangement will continue to be evaluated by the Board periodically. Mr. Jones' performance incentives continue to remain largely based on his stock options in the Company.

  The stock options granted to Mr. Jones during fiscal 1996 were granted in accordance with the formula in the 1991 Plan.

                                          COMPENSATION COMMITTEE

                                          Rodney D. Knutson, Chairman
                                          J. Michael Kenyon
                                          Steven A. Webster

SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation paid by the Company during each of the last three fiscal years to its Chief Executive Officer and each of the next most highly paid executive officers whose cash compensation exceeded $100,000 during the fiscal year ending December 31, 1996:

                                                              LONG-TERM
                                   ANNUAL COMPENSATION      COMPENSATION
                                  --------------------- ---------------------
                                                               AWARDS
                                                        ---------------------
                                                                                  ALL
                                                                                 OTHER
                                   SALARY     BONUSES          OPTIONS        COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR    ($)        ($)              (#)              ($)
---------------------------  ---- ---------- ---------- --------------------- ------------
Mark E. Jones, III,
 Chairman                    1996     98,175     4,909   65,450(1); 80,000(2)    11,220(3)
                             1995     98,175     9,818        65,450(1)          10,975(4)
                             1994     95,058    50,000  62,333(1); 250,000(2)    16,194(5)
Christopher E. Herald,
 President                   1996    144,375     7,219   48,125(1); 70,000(2)     9,412(6)
                             1995    144,375     7,219        48,125(1)           9,217(7)
                             1994    139,792    14,500  45,833(1); 150,000(2)    17,472(8)
John A. Labate, VP and
 CFO                         1996    115,000         0   34,000(1); 60,000(2)     9,482(9)
                             1995    110,000     5,750        31,500(1)           9,287(10)
                             1994    101,667    16,750   30,000(1); 90,000(2)     9,053(11)

--------

(1) Granted under the Company's 1991 Plan. See "Option Grants in Last Fiscal Year."

(2) Options to acquire Solitario common stock, granted under the Solitario 1994 Stock Option Plan.

(3) Amount includes $6,504 in fully vested employer matching contributions to 401(k) Plan.

(4) Amount includes $6,259 in fully vested employer matching contributions to 401(k) Plan.

(5) Amount includes (i) $6,416 in fully vested employer matching contributions to 401(k) Plan and (ii) $5,762 of deferred compensation paid in 1994.

(6) Amount includes $7,125 in fully vested employer matching contributions to 401(k) Plan.

(7) Amount includes $6,930 in fully vested employer matching contributions to 401(k) Plan.

(8) Amount includes (i) $6,930 in fully vested employer matching contributions to 401(k) Plan and (ii) $8,274 of deferred compensation paid in 1994.

(9) Amount includes $7,125 in fully vested employer matching contributions to 401(k) Plan.

(10) Amount includes $6,930 in fully vested employer matching contributions to 401(k) Plan.

(11) Amount includes $6,863 in fully vested employer matching contributions to 401(k) Plan.

OPTIONS

  The following tables set forth for the fiscal year ended December 31, 1996 certain information regarding options granted to, exercised by and held at year end by the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                         INDIVIDUAL GRANTS
-------------------------------------------------------------------
                                                                    POTENTIAL REALIZABLE
                                    PERCENT OF                        VALUE AT ASSUMED
                                      TOTAL                            ANNUAL RATES OF
                                     OPTIONS                             STOCK PRICE
                                     GRANTED    EXERCISE              APPRECIATION FOR
                          OPTIONS  TO EMPLOYEES OR BASE                OPTION TERM(1)
                          GRANTED   IN FISCAL    PRICE   EXPIRATION ---------------------
NAME                        (#)        YEAR      ($/SH)     DATE      5%($)      10%($)
----                     --------- ------------ -------- ---------- ---------- ----------
Mark E. Jones, III...... 65,450(2)    21.7%       5.63    2/28/01      101,840    224,963
Christopher E. Herald... 48,125(2)    16.0%       5.63    2/28/01       74,883    165,414
John A. Labate.......... 34,000(3)    11.3%       5.84    2/28/01       54,858    121,223

--------

(1) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the five-year option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.
(2) The options granted are non-qualified stock options that vest and become exercisable upon date of grant. Such options are nonassignable and nontransferable except by will or by the laws of descent and distribution. All options terminate five years from date of grant.
(3) The options granted are non-qualified stock options that vest and become exercisable ratably over a three-year period, becoming fully vested on February 28, 1999. Such options are nonassignable and nontransferable except by will or by the laws of descent and distribution. Options not already exercisable may become exercisable upon mergers or changes in control of the Company pursuant to the 1991 Plan. All options terminate five years from date of grant.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                    VALUE OF UNEXERCISED
                                                                        IN-THE-MONEY
                                                                          OPTIONS
                                              NUMBER OF UNEXERCISED      AT FISCAL
                                                OPTION AT FISCAL          YEAR-END
                                                   YEAR-END(#)              ($)
                           SHARES     VALUE   --------------------- --------------------
                         ACQUIRED ON REALIZED     EXERCISABLE/          EXERCISABLE/
NAME                     EXERCISE(#)   ($)        UNEXERCISABLE        UNEXERCISABLE
----                     ----------- -------- --------------------- --------------------
Mark E. Jones, III......      0         0        317,899/ 0           387,089/ 0     (1)
                              0         0        330,000/ 0            65,162/ 0     (2)
Christopher E. Herald...      0         0        233,749/ 0           284,624/ 0     (1)
                              0         0        220,000/ 0            46,482/ 0     (2)
John A. Labate..........   14,000     38,030      86,750/48,750        73,405/47,355 (1)
                              0         0        150,000/ 0            33,931/ 0     (2)

--------

(1) Value based on market price of $6.19 per share of Crown Common Stock at December 31, 1996, less the exercise price.

(2) Value based on market price of Cdn$2.71 per share of Solitario Common Stock at December 31, 1996, less the exercise price, converted to U.S.$.

                         COMPARATIVE STOCK PERFORMANCE

  The following performance graph compares the performance of the Company's Common Stock to the NASDAQ Stock Market Total Return Index, the S & P Gold Mining Index and an eight-company peer group for the Company's last five fiscal years. The graph assumes the value of the investment was $100 at December 31, 1991 and measures that investment at December 31 of each of the years shown. All dividends are assumed to be reinvested. The graph is presented pursuant to requirements of the SEC. The information contained in this graph is not necessarily indicative of future price performance.

                         [GRAPH APPEARS HERE]

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
     CROWN RESOURCES CORPORATION, NASDAQ STOCK MARKET TOTAL RETURN INDEX,
       S & P GOLD MINING INDEX (1), AND AN EIGHT-COMPANY PEER GROUP (2)


                                  Crown      NASDAQ Stock  S&P Gold   Eight-
Measurement period               Resources   Market Total   Mining   Company
(Fiscal Year Covered)           Corporation  Return Index   Index   Peer Group
---------------------           -----------  ------------  -------- ----------
Measurement PT -
12/31/91                        $ 100.00       $ 100.00    $ 100.00  $ 100.00

FYE 12/31/92                    $  94.60       $ 116.00    $  93.40  $  81.20
FYE 12/31/93                    $  66.10       $ 134.30    $ 171.10  $ 137.40
FYE 12/31/94                    $  58.90       $ 130.30    $ 138.20  $ 112.50
FYE 12/31/95                    $  70.50       $ 183.00    $ 155.60  $  93.50
FYE 12/31/96                    $  88.40       $ 224.10    $ 154.40  $  91.00

--------

(1) Consists of Barrick Gold, Battle Mountain Gold, Echo Bay Mines, Homestake Mining, Newmont Mining, Placer Dome and Santa Fe Pacific Gold, all of which are major gold producers.

(2) Consists of Alta Gold, Atlas Corporation, Canyon Resources, Coeur d'Alene Mines, Consolidated Nevada Goldfields, Glamis Gold, Hecla Mining and USMX.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Company's Shareholders are asked to ratify the selection of Deloitte & Touche LLP, independent public accountants, to continue as the Company's auditors for fiscal 1997. Representatives from Deloitte & Touche LLP are expected to be present at the Annual Meeting of Shareholders to make a statement if they so desire and to respond to appropriate questions.

                             CERTAIN TRANSACTIONS

  During 1996, the Company paid certain expenses of Mark E. Jones, III, Chairman, for which Mr. Jones is responsible to reimburse the Company. The receivable from Mr. Jones totalled $201,804 at August 31, 1996 (which was the largest balance at any time during the year). As of December 31, 1996, the receivable balance had been paid in full by Mr. Jones.

                           PROPOSALS OF SHAREHOLDERS

  Under the Company's Bylaws, shareholders seeking to propose business to be conducted at the 1997 Annual Meeting must give written notice to the Corporate Secretary of the Company no later than the time that shareholder Director nominations must be received. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. Any proposal not made in compliance with the Bylaws may be rejected by the Board. No shareholder proposals for the 1997 Annual Meeting had been received by the Company prior to the date of this Proxy Statement.

  Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders should be received by the Company prior to January 1, 1998, for inclusion in the Company's Proxy Statement for that meeting.

                                OTHER BUSINESS

  The Company knows of no other business to be presented at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

  Upon written request from any person solicited herein addressed to the Corporate Secretary of the Company at its principal offices, the Company will provide, at no cost, a copy of the Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 1996.

                                          By Order of the Board of Directors

                                          John A. Labate
                                          Secretary
April 22, 1997
Denver, Colorado

--------------------------------------------------------------------------------
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          CROWN RESOURCES CORPORATION
         FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 19, 1997

  The undersigned hereby appoints Christopher E. Herald and John A. Labate, and each of them, with full power of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of Crown Resources Corporation (the "Company"), to be held at The World Trade Center, 1625 Broadway, Suite 580, Denver, Colorado, on Thursday, June 19, 1997 at 10:00 a.m., Mountain Daylight Time, and at all adjournments or postponements thereof, and hereby authorizes them to represent and to vote all of the shares of Common Stock of the Company held by the undersigned as fully as the undersigned could do if personally present. Said proxies are herein specifically authorized to vote the shares of Common Stock of the Company which the undersigned is entitled to vote in the election of Directors as proposed in the Proxy Statement, to ratify the appointment of auditors as proposed in the Proxy Statement and to vote said shares upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof as the above named proxies shall determine.

  The shares of Common Stock represented by this Proxy will be voted or not voted on the matters set forth in accordance with the specifications indicated herein.

              (IMPORTANT--TO BE SIGNED AND DATED ON REVERSE SIDE;
                   PLEASE RETURN USING THE ENCLOSED ENVELOPE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Board of Directors recommends that shareholders vote in favor of Proposals
 1 and 2.

  1. ELECTION OF DIRECTORS
     Nominees: Mark E. Jones, III, Christopher E. Herald, J. Michael Kenyon, Rodney D. Knutson, Linder G. Mundy, Steven A. Webster, and David
     R.Williamson.                      [_] FOR   [_] WITHHELD

     For, except vote withheld from the following Nominee(s):

  ----------------------------------------------------------------------------

  2. APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE
     COMPANY'S AUDITORS                 [_] FOR   [_] AGAINST   [_] ABSTAIN

  3. To transact such other business as may properly come before the meeting and all adjournments or postponements thereof.

  If no specification is made with respect to the above matters, the shares of Common Stock of the undersigned will be voted FOR the election of these Directors, FOR the appointment of Deloitte & Touche LLP, and either for or against such other matters as may properly come before the meeting or any adjournment or postponement thereof, as the above named proxies may determine.

                                            PLEASE SIGN EXACTLY AS YOUR NAME
                                            APPEARS HEREON. WHERE SHARES ARE
                                            HELD BY JOINT TENANTS, BOTH SHOULD
                                            SIGN. WHEN SIGNING AS ATTORNEY,
                                            EXECUTOR, ADMINISTRATOR, TRUSTEE
                                            OR GUARDIAN, PLEASE GIVE FULL
                                            TITLE AS SUCH. IF A CORPORATION,
                                            PLEASE SIGN IN FULL CORPORATE NAME
                                            BY PRESIDENT OR OTHER AUTHORIZED
                                            PERSON.

                                            DATED                        , 1997
                                                  -----------------------

                                            -----------------------------------
                                                        (SIGNATURE)

                                            -----------------------------------
                                                (SIGNATURE IF HELD JOINTLY)

                                            MARK HERE FOR ADDRESS
                                            CHANGE
                                                   ---------------------------
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